AmeriCredit Automobile Receivables Trust 2001-B
Class A-1 3.7600 % Asset Backed Notes
Class A-2 Floating Rate Asset Backed Notes
Class A-3 Floating Rate Asset Backed Notes
Class A-4 5.3700 % Asset Backed Notes
Preliminary Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 2001-B, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One N.A., as the Backup Servicer and Trust Collateral Agent, dated as of July 12, 2001. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning:			08/01/2001								Original
Monthly Period Ending:			08/31/2001			Purchases		Units	Cut-off Date	Closing Date	Pool Balance
Prev. Distribution/Close Date:			08/06/2001			Initial Purchase		61,125	07/12/2001	07/19/2001	$924,999,758
Distribution Date:			09/06/2001			Sub. Purchase #1
Days of Interest for Period:			31
Days in Collection Period:			31
Months Seasoned:			2			Total		61,125			$924,999,758

I.	MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

{1}	Beginning of period Aggregate Principal Balance									{1}	$914,660,076

{2}	Purchase of Subsequent Receivables									{2}	0

	Monthly Principal Amounts

	{3}	Collections on Receivables outstanding at end of period							{3}	23,602,138
	{4}	Collections on Receivables paid off during period							{4}	5,411,646
	{5}	Receivables becoming Liquidated Receivables during period							{5}	258,116
	{6}	Receivables becoming Purchased Receivables during period							{6}	0
	{7}	Other Receivables adjustments							{7}	(5,332)
	{8}	Less amounts allocable to Interest							{8}	(14,131,240)

	{9}	Total Monthly Principal Amounts								{9}	15,135,328

{10}	End of period Aggregate Principal Balance									{10}	$899,524,748

{11}	Pool Factor ( {10} / Original Pool Balance)									{11}	97.2459441%

II.	MONTHLY PERIOD NOTE BALANCE CALCULATION:						Class A-1	Class A-2	Class A-3	Class A-4	TOTAL
{12}	Original Note Balance					{12}	$247,000,000	$765,000,000	$200,000,000	$638,000,000	$1,850,000,000

{13}	Beginning of period Note Balance					{13}	$236,660,318	$765,000,000	$200,000,000	$638,000,000	$1,839,660,318

{14}	Noteholders' Principal Distributable Amount					{14}	15,135,328	0	0	0	15,135,328
{15}	Noteholders' Accelerated Principal Amount					{15}	4,700,976	0	0	0	4,700,976
{16}	Accelerated Payment Amount Shortfall					{16}	0	0	0	0	0
{17}	Deficiency Claim Amount					{17}	0	0	0	0	0

{18}	End of period Note Balance					{18}	$216,824,014	$765,000,000	$200,000,000	$638,000,000	$1,819,824,014

{19}	Note Pool Factors ( {18} / {12} )					{19}	87.7830016%	100.0000000%	100.0000000%	100.0000000%	98.3688656%

III.	RECONCILIATION OF PRE-FUNDING ACCOUNT:
{20}	Beginning of period Pre-Funding Account balance								{20}		$925,000,242
{21}	Purchase of Subsequent Receivables								{21}	0
{22}	Investment Earnings								{22}	2,549,235
{23}	Investment Earnings Transfer to Collections Account								{23}	(2,549,235)
{24}	Payment of Mandatory Prepayment Amount								{24}	0
{25}	Total Month Activity								{25}		0
{26}	End of period Pre-Funding Account balance								{26}		$925,000,242

IV.	CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT
{27}	Total Monthly Principal Amounts								{27}		$15,135,328
{28}	Required Pro-forma Note Balance								{28}	1,660,317,741
{29}	Pro-forma Note Balance								{29}	1,824,524,990
{30}	Step-down Amount (Max of 0 or ({28} - {29}))								{30}		0
{31}	Principal Distributable Amount ({27} - {30})								{31}		$15,135,328

V.	RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:
{32}	Beginning of period Capitalized Interest Account balance								{32}		$4,935,905
{33}	Monthly Capitalized Interest Amount								{33}	(914,143)
{34}	Investment Earnings								{34}	15,798
{35}	Investment Earnings Transfer to Collections Account								{35}	(15,798)
{36}	Payment of Overfunded Capitalized Interest Amount								{36}	(167,594)
{37}	Payment of Remaining Capitalized Interest Account								{37}	0
{38}	Total Monthly Activity								{38}		(1,081,737)
{39}	End of period Capitalized Interest Account balance								{39}		$3,854,168

VI.	RECONCILIATION OF COLLECTION ACCOUNT:
	Available Funds:
	{40}	Collections on Receivables during period (net of Liquidation Proceeds and Fees)							{40}	$29,013,121
	{41}	Liquidation Proceeds collected during period							{41}	193,677
	{42}	Purchase Amounts deposited in Collection							{42}
	{43}	Investment Earnings - Collection Account							{43}	234,621
	{44}	Investment Earnings - Transfer From Prefunding Account							{44}	2,549,235
	{45}	Investment Earnings - Transfer From Capitalized Interest Account							{45}	15,798
	{46}	Collection of Supplemental Servicing - Extension Fees							{46}	1,241
	{47}	Collection of Supplemental Servicing - Repo and Recovery Fees Advanced							{47}	6,651
	{48}	Collection of Supplemental Servicing - Late Fees							{48}	54,420
	{49}	Monthly Capitalized Interest Amount							{49}	914,143
	{50}	Mandatory Note Prepayment Amount							{50}	0
	{51}	Proceeds from Swap Agreement							{51}	0
	{52}	Total Available Funds							{52}		32,982,907

	Distributions:						Class A-2	Class A-3
	{53}	Swap Payments to Swap Provider					339,256	170,931	{53}	510,187
	{54}	Base Servicing Fee - to Servicer							{54}	1,714,988
	{55}	Repo and Recovery Fees - reimbursed to Servicer							{55}	6,651
	{56}	Bank Service Charges - reimbursed to Servicer							{56}	221
	{57}	Late Fees - to Servicer							{57}	54,420
	{58}	Agent fees - to Trustee							{58}	438

		Noteholders' Interest Distributable Amount

		Class	Beginning Note Balance	Interest Carryover	Interest Rate	Days	Days Basis	Calculated Interest
	{59}	Class A - 1	$236,660,318	0	3.76000%	31	Actual days/360	$766,254	{59}	766,254
	{60}	Class A - 2	765,000,000	0	3.84000%	31	Actual days/360	2,529,600	{60}	2,529,600
	{61}	Class A - 3	200,000,000	0	3.91000%	31	Actual days/360	673,389	{61}	673,389
	{62}	Class A - 4	638,000,000	0	5.37000%	30	30/360	2,855,050	{62}	2,855,050

		Noteholders' Principal Distributable Amount
		Class	Principal Distributable	Principal Carryover	Excess Principal Due		Mandatory Note Prepayment	Total Principal
	{63}	Class A - 1	$15,135,328	0	0		0	$15,135,328	{63}	15,135,328
	{64}	Class A - 2	0	0	0		0	0	{64}	0
	{65}	Class A - 3	0	0	0		0	0	{65}	0
	{66}	Class A - 4	0	0	0		0	0	{66}	0

	{67}	Security Insurer Premiums - to FSA							{67}	379,130
	{68}	Security Insurer Premiums - to RCCA							{68}	199,132
	{69}	Total distributions							{69}		24,824,788

{70}	Excess Available Funds (or Deficiency Claim Amount )								{70}		8,158,119

{71}	Deposit to Spread Account to Increase to Required Level								{71}		3,457,143

{72}	Noteholders' Accelerated Principal Amount								{72}		4,700,976

{73}	Deposit to Spread Account								{73}		$0

VlI.	CALCULATION OF ACCELERATED PRINCIPAL AMOUNT
{74}	Excess Available Funds After Amount to Increase Spread to Required Level ({71})								{74}	$4,700,976
{75}	Pro Forma Note Balance ({13} - {9})								{75}	1,824,524,990
{76}	Required Pro Forma Note Balance (91.0% x ({10} + {26}))								{76}	1,660,317,741
{77}	Excess of Pro Forma Balance over Required Balance ({75} - {76})								{77}	164,207,249
{78}	End of Period Class A-1 Note Balance								{78}	216,824,014
{79}	Lesser of {77} or {78}								{79}	164,207,249
{80}	Accelerated Principal Amount (lesser of {76} or {79})								{80}		$4,700,976

VIII.	CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL
{81}	Pro Forma Note Balance ({13} - {90})								{81}	$1,824,524,990
{82}	Required Pro Forma Note Balance (91.0% x ({10} + {26}))								{82}	1,660,317,741
{83}	Excess of Pro Forma Balance over Required Balance ({81} - {82})								{83}	164,207,249
{84}	End of Period Class A-1 Note Balance								{84}	216,824,014
{85}	Greater of {83} or {84}								{85}	216,824,014
{86}	Excess Available Funds ({71})								{86}	4,700,976
{87}	Investment Earnings on Collection Account ({43})								{87}	234,621
{88}	Accelerated Payment Amount Shortfall ({85} - {86} + {87})								{88}		$212,357,659

IX.	RECONCILIATION OF SPREAD ACCOUNT:						Initial	Sub #1	Sub #2	Sub #3
											Total
{89}	Initial or Subsequent Spread Account Deposits						$18,499,995	$0	$0	$0	$18,499,995

{90}	Beginning of period Spread Account balance								{90}		$23,467,885

	Additions to Spread Account
	{91}	Deposits from Collections Account ({73})							{91}	3,457,143
	{92}	Investment Earnings							{92}	60,714
	{93}	Deposits Related to Subsequent Receivables Purchases							{93}	0
	{94}	Total Additions							{94}		3,517,857

{95}	Spread Account balance available for withdrawals								{95}		26,985,742

	Requisite Amount of Spread Account
	During Funding Period (The amount below will be zero after the funding period.)
	{96}	Total Initial & Subsequent Spread Account Deposits ({89})							{96}	0
	After Funding Period (All amounts below will be zero if not applicable or during funding period.)
		Floor Amount (Calculation Below) =					13,874,996
	{97}	(Max of (1.)$100,000 or (2.) Lesser of Note Balance and 1.5% Original Pool Balance)							{97}	0
	{98}	Recourse Reduction Amount (if any)							{98}	0
	{99}	If OC % is less than 12.00%, then 3% of Aggregate Principal Ending Balance						26,985,742	{99}	26,985,742
	{100}	If OC % is equal to or greater than 12.00%, then (12%-OC level)*Aggr Prin Bal						0	{100}	0
	{101}	If Trigger Event exists then 16% of the Aggregate Principal Balance							{101}	0
	{102}	If an Insurance Agreement Event of Default exists then an unlimited amount (as specified by FSA)								0
	{103}	Requisite Amount of Spread Account							{103}		26,985,742

	Withdrawals from Spread Account
	{104}	Priority First - Deficiency Claim Amount							{104}	0
		Priority Second - Accelerated Payment Amount Shortfall =					212,357,659
	{105}	Accelerated Payment Amount Shortfall in Excess of Requisite Amount							{105}	0
	{106}	Priority Third through Fourth							{106}
	{107}	Priority Fifth through Sixth							{107}
	{108}	Priority Seventh - to Servicer							{108}	0
	{109}	Total withdrawals							{109}		0

{110}	End of period Spread Account balance								{110}		26,985,742

X.	CALCULATION OF OC LEVEL AND OC PERCENTAGE
	{111}	Aggregate Principal Balance							{111}	899,524,748
	{112}	End of period Note Balance							{112}	1,819,824,014
	{113}	Line {111} less line {112} (During Funding Period amount equal to zero)							{113}	0
	{114}	OC level {113} / {111}							{114}	0.00%
	{115}	Ending Spread Balance as a percentage of Aggregate Principal Balance ({110}/{111})							{115}	3.00%
	{116}	OC Percentage ({114} + {115})							{116}		3.00%

By:		/s/Preston A. Miller
Name:		Preston A. Miller
Title:		Executive Vice President and Treasurer
Date:		September 4, 2001

AmeriCredit Automobile Receivables Trust 2001-B
Class A-1 3.7600 % Asset Backed Notes
Class A-2 Floating Rate Asset Backed Notes
Class A-3 Floating Rate Asset Backed Notes
Class A-4 5.3700 % Asset Backed Notes
Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 2001-B, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One N.A., as the Backup Servicer and Trust Collateral Agent, dated as of July 12, 2001. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning:		08/01/2001
Monthly Period Ending:		08/31/2001
Prev. Distribution/Close Date:		08/06/2001
Distribution Date:		09/06/2001
Days of Interest for Period:		31
Days in Collection Period:		31
Months Seasoned:		2

I.	MONTHLY PERIOD NOTE BALANCE CALCULATION:			Class A-1	Class A-2	Class A-3	Class A-4	TOTAL
{1}	Original Note Balance		{1}	$247,000,000	$765,000,000	$200,000,000	$638,000,000	$1,850,000,000

{2}	Preliminary End of period Note Balance		{2}	$216,824,014	$765,000,000	$200,000,000	$638,000,000	$1,819,824,014

{3}	Deficiency Claim Amount		{3}	0	0	0	0	0

{4}	End of period Note Balance		{4}	$216,824,014	$765,000,000	$200,000,000	$638,000,000	$1,819,824,014

{5}	Note Pool Factors {4} / {1}		{5}	87.7830016%	100.0000000%	100.0000000%	100.0000000%	98.3688656%

II.	RECONCILIATION OF SPREAD ACCOUNT:

{6}	Preliminary End of period Spread Account balance						{6}	$26,985,742

{7}	Priority First - Deficiency Claim Amount from preliminary certificate						{7}	0

{8}	End of period Spread Account balance						{8}	$26,985,742

III.	MONTHLY PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:

							Cumulative	Monthly
{9}	Original Number of Receivables					{9}	61,125
{10}	Beginning of period number of Receivables					{10}	0	60,788
{11}	Number of Subsequent Receivables Purchased					{11}	0	0
{12}	Number of Receivables becoming Liquidated Receivables during period					{12}	72	19
{13}	Number of Receivables becoming Purchased Receivables during period					{13}	0	0
{14}	Number of Receivables paid off during period					{14}	786	502
{15}	End of period number of Receivables					{15}	60,267	60,267

IV.	STATISTICAL DATA: (CURRENT AND HISTORICAL)

						Original	Prev. Month	Current
{16}	Weighted Average APR of the Receivables				{16}	18.67%	18.67%	18.67%
{17}	Weighted Average Remaining Term of the Receivables				{17}	60.00	59.07	58.14
{18}	Weighted Average Original Term of Receivables				{18}	63.00	63.00	63.00
{19}	Average Receivable Balance				{19}	$15,133	$15,047	$14,926
{20}	Aggregate Realized Losses				{20}	$0	($1,203)	$63,236

V.	DELINQUENCY:

	Receivables with Scheduled Payment delinquent					Units	Dollars	Percentage
	{21}	31-60 days			{21}	2,674	$40,256,524	4.40%
	{22}	61-90 days			{22}	505	7,768,316	0.85%
	{23}	over 90 days			{23}	8	167,349	0.02%
	{24}	Receivables with Scheduled Payment delinquent more than 30 days at end of period			{24}	3,187	$48,192,189	5.27%

VI.	PERFORMANCE TESTS:

	Delinquency Ratio
	{25}	Receivables with Scheduled Payment delinquent more than 60 days at end of period ({22} + {23})				{25}	$7,935,665
	{26}	Purchased Receivables with Scheduled Payment delinquent more than 60 days at end of period				{26}
	{27}	Beginning of period Principal Balance				{27}	914,660,076
	{28}	Delinquency Ratio {25} + {26} divided by {27}				{28}		0.87%
	{29}	Previous Monthly Period Delinquency Ratio				{29}		0.05%
	{30}	Second previous Monthly Period Delinquency Ratio				{30}		0.00%

	{31}	Average Delinquency Ratio ({28} + {29} + {30}) / 3				{31}		0.30%

	{32}	Compliance (Delinquency Test Failure is a Delinquency Ratio equal to or greater than 4.00%.)				{32}		yes

	Cumulative Default Rate
	{33}	Defaulted Receivables in Current Period				{33}	$621,177
	{34}	Cumulative Defaulted Receivables from last month				{34}	837,142
	{35}	Cumulative Defaulted Receivables {33} + {34}				{35}	1,458,319
	{36}	Original Pool Balance				{36}	924,999,758
	{37}	Cumulative Default Rate {35} divided by {36}				{37}		0.16%

	{38}	Compliance (Default Test Failure is a Cumulative Default Rate equal to or greater than 3.53%.)				{38}		yes

	Cumulative Net Loss Rate
	{39}	Receivables becoming Liquidated Receivables during period				{39}	$258,116
	{40}	Purchased Receivables with Scheduled Payment delinquent more than 30 days at end of period				{40}
	{41}	Liquidation Proceeds collected during period				{41}	(193,677)
	{42}	Net Losses during period {39} + {40} + {41}				{42}	64,439
	{43}	Net Losses since Initial Cut-off Date (Beginning of Period)				{43}	(1,203)
	{44}	Cumulative Net Loss Rate before 50% of 90 Day Delinquencies ({43} + {44}) / {47}				{44}		0.00%
	{45}	50% of Receivables with Scheduled Payment delinquent more than 90 days at end of period				{45}	83,675
	{46}	Original Aggregate Principal Balance plus Pre-Funded Amount as of the Closing Date				{46}	1,850,000,000
	{47}	Cumulative Net Loss Rate ({43} + {44} + {46}) / {47}				{47}		0.01%

	{48}	Compliance (Net Loss Test Failure is a Net Loss Rate equal to or greater than 2.13%.)				{48}		yes

	Extension Rate
	{49}	Principal Balance of Receivables extended during current period				{49}	$222,930
	{50}	Beginning of Period Aggregate Principal Balance				{50}	914,660,076
	{51}	Extension Rate {49} divided by {50}				{51}		0.02%
	{52}	Previous Monthly Extension Rate				{52}		0.02%
	{53}	Second previous Monthly Extension Rate				{53}		0.00%

	{54}	Average Extension Rate ({51} +{52} +{53}) / 3				{54}		0.01%

	{55}	Compliance (Extension Test Failure is an Extension Rate equal to or greater than 4%.)				{55}		yes

By:		/s/Preston A. Miller
Name:		Preston A. Miller
Title:		Executive Vice President and Treasurer
Date:		September 4, 2001